UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BELONG ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2022

BELONG ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40648	86-1450752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

202 Washington Street, Suite 401 Brookline, MA	02445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 731-9450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	BLNGU	NASDAQ Capital Market
Class A common stock, par value $0.0001 per share	BLNG	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock	BLNGW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 5, 2022, Belong Acquisition Corp. (the “Company”) issued a press release announcing that the special meeting of its stockholders (the “Special Meeting”) originally scheduled for Wednesday, December 7, 2022, is being postponed to Wednesday, December 14, 2022. At the Special Meeting, stockholders will be asked to vote on the following proposals: (1) a proposal to approve an amendment (the “Extension Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a business combination for six months, from January 27, 2023 (the “Original Termination Date”) to July 27, 2023 (the “Extended Date”) (the “Extension Proposal”); (2) a proposal to approve an amendment to the Investment Management Trust Agreement dated July 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to extend the date on which Continental must liquidate the trust account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination, from the Original Termination Date to the Extended Date (the “Trust Amendment Proposal” and together with the Extension Proposal, the “Proposals”); and (3) a proposal to approve the adjournment of the Special Meeting to a later date, if necessary, under certain circumstances, including, but not limited to, for the purpose of soliciting additional proxies in favor of the Extension Proposal and Trust Amendment Proposal, in the event the Company does not receive the requisite stockholder vote to approve the Proposals.

As a result of this change, the Special Meeting will now be held at 2:00 p.m., Eastern Time, on Wednesday, December 14, 2022, via a virtual meeting link at https://www.cstproxy.com/belongcapital/2022. Also, as a result of this change, the Company has extended the deadline for holders of the Company’s Class A common stock issued in the Company’s initial public offering to submit their shares for redemption in connection with the Proposals to Monday, December 12, 2022.

The Company plans to continue to solicit proxies from stockholders during the period prior to the Special Meeting. Only the holders of the Company’s Class A common stock and Class B common stock as of the close of business on November 7, 2022, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s stockholder approval of the Extension Proposal and Trust Amendment Proposal, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Proposals. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the definitive proxy statement dated November 14, 2022 (the “Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposals. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Proposals. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, BLNG.info@investor.morrowsodali.com.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2022	BELONG ACQUISITION CORP.

	By:	/s/ Peter Saldarriaga
	Name:	Peter Saldarriaga
	Title:	Chief Executive Officer and Chief Financial Officer

Exhibit 99.1

BELONG ACQUISITION CORP. ANNOUNCES CHANGE OF SPECIAL MEETING DATE

Brookline, MA, Dec. 05, 2022 (GLOBE NEWSWIRE) -- Belong Acquisition Corp. (NASDAQ:BLNG) (the “Company”), a blank-check company formed for the purpose of acquiring or merging with one or more businesses, today announced that the special meeting of its stockholders (the “Special Meeting”) originally scheduled for Wednesday, December 7, 2022, is being postponed to Wednesday, December 14, 2022. At the Special Meeting, stockholders will be asked to vote on the following proposals: (1) a proposal to approve an amendment (the “Extension Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a business combination for six months, from January 27, 2023 (the “Original Termination Date”) to July 27, 2023 (the “Extended Date”) (the “Extension Proposal”); (2) a proposal to approve an amendment to the Investment Management Trust Agreement dated July 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to extend the date on which Continental must liquidate the trust account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination, from the Original Termination Date to the Extended Date (the “Trust Amendment Proposal” and together with the Extension Proposal, the “Proposals”); and (3) a proposal to approve the adjournment of the Special Meeting to a later date, if necessary, under certain circumstances, including, but not limited to, for the purpose of soliciting additional proxies in favor of the Extension Proposal and Trust Amendment Proposal, in the event the Company does not receive the requisite stockholder vote to approve the Proposals.

As a result of this change, the Special Meeting will now be held at 2:00 p.m., Eastern Time, on Wednesday, December 14, 2022, via a virtual meeting link at https://www.cstproxy.com/belongcapital/2022. Also, as a result of this change, the Company has extended the deadline for holders of the Company’s Class A common stock issued in the Company’s initial public offering to submit their shares for redemption in connection with the Proposals to Monday, December 12, 2022.

The Company plans to continue to solicit proxies from stockholders during the period prior to the Special Meeting. Only the holders of the Company’s Class A common stock and Class B common stock as of the close of business on November 7, 2022, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s stockholder approval of the Proposals, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the Proposals. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the definitive proxy statement dated November 14, 2022 (the “Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This Press Release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposals. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Proposals. Stockholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, BLNG.info@investor.morrowsodali.com.

COMPANY CONTACT

Peter Saldarriaga
peter@belongcapital.co